                                                                   Exhibit 10.19


               AMENDMENT NO. 2 AND CONSENT TO THE CREDIT AGREEMENT
                    AMENDMENT NO. 1 TO THE DOMESTIC GUARANTEE
                            AND COLLATERAL AGREEMENT

                                                       Dated as of July __, 2005

            AMENDMENT NO. 2 AND CONSENT TO THE CREDIT AGREEMENT and AMENDMENT NO. 1 TO THE DOMESTIC GUARANTEE AND COLLATERAL AGREEMENT (collectively, the "Amendment") among D-R Interholding LLC, a Delaware limited liability company ("Holdings"), Dresser-Rand Group Inc., a Delaware corporation (the "Domestic Borrower"), D-R Holdings (UK) Limited, a corporation organized under the laws of England and Wales (the "UK Borrower"), D-R Holdings (France) S.A.S., a corporation organized under the laws of France (the "French Borrower" and together with the Domestic Borrower and the UK Borrower, the "Borrowers") and each of the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto.

            PRELIMINARY STATEMENTS:

            (1) Holdings and the Borrowers have entered into that certain Credit Agreement, dated as of October 29, 2004 (as amended by Amendment No. 1 and Consent to the Credit Agreement, dated as of January 4, 2005 and as modified by the Consent and Waiver Under the Credit Agreement dated as of May 13, 2005, the "Credit Agreement") with the Lenders party thereto, Citicorp North America, Inc. ("CNAI"), as Administrative Agent (in such capacity, the "Administrative Agent"), Morgan Stanley Senior Funding, Inc. ("Morgan Stanley") and UBS Securities LLC ("UBS"), as Co-Syndication Agents, Citigroup Global Markets Inc., Morgan Stanley and UBS, as Joint Lead Arrangers and Joint Book Managers, and Bear Stearns Corporate Lending Inc. and Natexis Banques Populaires, as Co-Documentation Agents. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

            (2) Pursuant to the Credit Agreement, the Domestic Loan Parties have entered into a Domestic Guarantee and Collateral Agreement, dated October 29, 2004, with CNAI, as Collateral Agent.

            (3) The Domestic Borrower intends to consummate an initial public offering of its Equity Interests and, in connection therewith, Holdings, the Borrowers and the Lenders have agreed, on the terms and conditions stated below, to amend and modify the Loan Documents as set forth herein.

            (4) The French Borrower intends to refinance outstanding Tranche B Euro Term Loans under the Credit Agreement with a new class of Tranche B1 Euro Term Loans under the Credit Agreement (the "Tranche B1 Euro Term Loans") having identical terms with, and having the same rights and obligations under the Loan Documents as and in the same aggregate principal amounts as, the Tranche B Euro Term Loans, as set forth in the Loan Documents, except as such terms are amended hereby.

            (5) Each Tranche B Euro Term Lender who executes and delivers this Amendment shall be deemed, upon the occurrence of the Repricing Effective Date (as defined herein), to have exchanged its Tranche B Euro Term Loan Commitment and Tranche B Euro Term Loan (which Tranche B Euro Term Loan Commitment and Tranche B Euro Term Loan shall thereafter be deemed terminated and deemed repaid and refinanced in full) for a Tranche B1 Euro Term Loan Commitment (a "Tranche B1 Euro Term Loan Commitment") in the same aggregate principal amount as such Tranche B Euro Term Lender's Tranche B Euro Term Loan Commitment, as so terminated, and a Tranche B1 Euro Term Loan in the same aggregate principal amount as such Tranche B Euro Term Lender's Tranche B Euro Term Loan, as so repaid, and such Tranche B Euro Term Lender shall thereafter become a Tranche B1 Euro Term Lender (each, a "Tranche B1 Euro Term Lender").

            (6) Each Person who executes and delivers this Amendment as an additional Tranche B1 Euro Term Lender (each, an "Additional Tranche B1 Euro Term Lender") will become a party to the Credit Agreement (as amended by this Amendment) and make, on the Repricing Effective Date (as defined herein), a Tranche B1 Euro Term Loan (each, an "Additional Tranche B1 Euro Term Loan") to the French Borrower, the proceeds of which will be used by the French Borrower to refinance in full the outstanding principal amount of Tranche B Euro Term Loans of Tranche B Euro Term Lenders, if any, who do not execute and deliver this Amendment, it being understood that, prior to the Repricing Effective Date (as defined herein), an Additional Tranche B1 Euro Term Lender may be a Tranche B Euro Term Lender.

            (7) The French Borrower shall pay to each Tranche B Euro Term Lender all accrued and unpaid interest on its Tranche B Euro Term Loan to but excluding the Repricing Effective Date on the Repricing Effective Date (as defined herein).

            SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date on which the applicable conditions precedent set forth in Section 4 have been satisfied, hereby amended as follows:

            (a) Section 1.01 is amended as follows:

                  (i) The definition of "Applicable Margin" is amended by deleting clause (ii) thereof in its entirety and inserting the following new clause (ii) in replacement therefor:

                  "(ii) for any day with respect to any Eurocurrency Loan that is a Tranche B1 Euro Term Loan, 2.25% and"

                  (ii) The definition of "Change in Control" is amended by (x) adding immediately after the words "at any time" in the first line of clause (a) thereof the words "prior to an initial public offering of Equity Interests of the Domestic Borrower", (y) replacing each reference in clauses (b) and (c) thereof to "Holdings" with a reference to "the Domestic Borrower" and (z) inserting immediately prior to subclause (y) in clause (c) thereof the word "and" and deleting in its entirety subclause
      (z) thereof (together with the corresponding reference to "such Intermediate Holding Company" in lines 10 and 11 of clause (c) thereof, with any other conforming changes being deemed made as appropriate).

                  (iii) The definition of "Commitments" is amended in full to read as follows:

                  " `Commitments' shall mean (a) with respect to any Lender, such Lender's Revolving Facility Commitment, Tranche B Dollar Term Loan Commitment, Tranche B1 Euro Term Loan Commitment and Additional Tranche B1 Euro Term Loan Commitment and (b) with respect to any Swingline Lender, its Swingline Commitment, as applicable."

                  (iv) The definition of "Domestic Loan Parties" is amended in full to read as follows:

                  " `Domestic Loan Parties' shall mean (a) prior to the Holdings
            Covenant Release Date, Holdings, the Domestic Borrower and each Domestic Subsidiary Loan Party and (b) upon and after the Holdings Covenant Release Date, the Domestic Borrower and each Domestic Subsidiary Loan Party."

                  (v) The definition of "Term Loan" is amended in full to read as follows:

                  " `Term Loan' shall mean any Tranche B Dollar Term Loan and any Tranche B1 Euro Term Loan."

                  (vi) The definition of "Tranche B Euro Facility" is amended in full to read as follows:

                  " `Tranche B1 Euro Facility' shall mean the Tranche B1 Euro
            Term Loan Commitments and the Tranche B1 Euro Term Loans made hereunder."

                  (vii) The definition of "Tranche B Euro Installment Date" is amended in full to read as follows:

                  " `Tranche B1 Euro Installment Date' shall have the meaning assigned to such term in Section 2.10(a)(ii)."

                  (viii) The definition of "Tranche B Euro Maturity Date" is amended in full to read as follows:

                  " `Tranche B1 Euro Maturity Date' shall mean October 29,
            2011."

                  (ix) The definition of "Tranche B Euro Term Borrowing" is amended in full to read as follows:

                  " `Tranche B1 Euro Term Borrowing' shall mean a Borrowing
            comprised of Tranche B1 Euro Term Loans."

                  (x) The definition of "Tranche B Euro Term Lender" is amended in full to read as follows:

                  " `Tranche B1 Euro Term Lender' shall mean, collectively, (a)
            each Tranche B Euro Term Lender that executes and delivers Amendment No. 2 on or prior to the Amendment No. 2 Effective Date and (b) each Additional Tranche B1 Euro Term Lender."

                  (xi) The definition of "Tranche B Euro Term Loan Commitment" is amended in full to read as follows:

                  " `Tranche B1 Euro Term Loan Commitment' shall mean,
            collectively, (a) with respect to each Tranche B Euro Term Lender that executes and delivers Amendment No. 2 on or prior to the Amendment No. 2 Effective Date, the amount set forth next to the name of such Lender on the Repricing Effective Date in the Register maintained by the Administrative Agent pursuant to Section 9.04(b) and (b) with respect to each Additional Tranche B1 Euro Term Lender that is not a Tranche B Euro Term Lender, its Additional Tranche B1 Euro Term Loan Commitment or, in each case, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.04(b)."

                  (xii) The definition of "Tranche B Euro Term Loans" is amended in full to read as follows:

                  " `Tranche B1 Euro Term Loans' shall mean the term loans
            denominated in Euros made by the Lenders to the French Borrower pursuant to Section 2.01(d) or (e) or Section 2.21 (including New Tranche B1 Term Loans denominated in Euros)."

                  (xiii) The definition of "Tranche B Term Borrowings" is amended in full to read as follows:

                  " `Tranche B Term Borrowings' shall mean Tranche B Dollar Term
            Borrowings and Tranche B1 Euro Term Borrowings."

                  (xiv) The definition of "Tranche B Term Loans" is amended in full to read as follows:

                  " `Tranche B Term Loans' shall mean Tranche B Dollar Term
            Loans and Tranche B1 Euro Term Loans."

                  (xv) The following new definitions are inserted in the appropriate alphabetical order:

                  "Additional Tranche B1 Euro Term Lender" shall mean a Lender with an Additional Tranche B1 Euro Term Loan Commitment to make Additional Tranche B1 Euro Term Loans to the French Borrower on the Repricing Effective Date, it being understood that an Additional Tranche B1 Euro Term Lender may be a Tranche B Euro Term Lender.

                  "Additional Tranche B1 Euro Term Loan Commitment" shall mean, with respect to an Additional Tranche B1 Euro Term Lender, the commitment of such Additional Tranche B1 Euro Term Lender to make Additional Tranche B1 Euro Term Loans on the Repricing Effective Date, in an amount set forth next to the name of such Additional Tranche B1 Euro Term Lender in the Register on the Repricing Effective Date. The aggregate amount of the Additional Tranche B1 Euro Term Loan Commitments shall equal the outstanding principal amount of Tranche B Euro Term Loans of Tranche B Euro Term Lenders that do not execute and deliver Amendment No. 2 on or prior to the Amendment No. 2 Effective Date.

                  "Additional Tranche B1 Euro Term Loan" shall mean a term loan or term loans denominated in Euros made by the Additional Tranche B1 Euro Term Lenders on the Repricing Effective Date to the French Borrower pursuant to Section 2.01(e).

                  "Amendment No. 2" shall mean Amendment No. 2 and Consent to this Agreement, dated as of July __, 2005, among the Borrowers and the Lenders party thereto.

                  "Amendment No. 2 Effective Date" shall have the meaning
            specified in Section 4(a) of Amendment No. 2.

                  "Holdings Covenant Release Date" shall mean the date on which the Domestic Borrower's registration statement on Form S-1 shall have been declared effective by the Securities and Exchange Commission.

                  "Repricing Effective Date" shall have the meaning specified in
            Section 4(b) of Amendment No. 2.

                  "Tranche B Euro Term Lender" shall have the meaning specified in Section 1.01 of this Agreement as in effect prior to the Repricing Effective Date.

                  "Tranche B Euro Term Loan Commitment" shall have the meaning specified in Section 1.01 of this Agreement as in effect prior to the Repricing Effective Date.

                  "Tranche B Euro Term Loans" shall have the meaning specified in Section 1.01 of this Agreement as in effect prior to the Repricing Effective Date.

            (b) Section 2.01 is amended by (i) deleting the introductory clause "Subject to the terms and conditions set forth herein, each Lender agrees", (ii) inserting the words "Subject to the terms and conditions set forth herein, each Lender agrees" at the beginning of each of paragraph (a) and paragraph (b) thereof, (iii) inserting the paragraph heading "(c)" immediately before the last sentence thereof, and (iv) inserting the following new paragraphs (d), (e) and
(f):

                  "(d) Subject to the terms and conditions set forth herein, each Tranche B Euro Term Lender with a Tranche B1 Euro Term Loan Commitment severally agrees to exchange its Tranche B Euro Term Loan for a like principal amount of Tranche B1 Euro Term Loans on the Repricing Effective Date, and from and after the Repricing Effective Date such Tranche B Euro Term Loan shall be deemed refinanced in full and such Tranche B1 Euro Term Loans shall be deemed made hereunder. Amounts borrowed as Tranche B1 Euro Term Loans (whether pursuant to this paragraph or paragraph (e) below) which are repaid or prepaid by the French Borrower may not be reborrowed. The Tranche B1 Euro Term Loan Commitments shall expire concurrently with the making of the Tranche B1 Euro Term Loans (whether pursuant to this paragraph or paragraph
            (e) below) on the Repricing Effective Date.

                  "(e) Subject to the terms and conditions set forth herein, each Additional Tranche B1 Euro Term Lender severally agrees to make Additional Tranche B1 Euro Term Loans to the French Borrower on the Repricing Effective Date in a principal amount not to exceed its Additional Tranche B1 Euro Term Loan Commitment on the Repricing Effective Date. The French Borrower shall refinance all Tranche B Euro Term Loans of Tranche B Euro Term Lenders that do not execute and deliver Amendment No. 2 on or prior to the Amendment No. 2 Effective Date with the gross proceeds of the Additional Tranche B1 Euro Term Loans.

                  "(f) On the Repricing Effective Date, the French Borrower
            shall pay all accrued and unpaid interest on the Tranche B Euro Term Loans to the Tranche B Euro Term Lenders; provided, however, that the existing Interest Periods of the Tranche B Euro Term Loans prior to the Repricing Effective Date shall continue with respect to all Tranche B1 Euro Term Loans on and after the Repricing Effective Date and shall accrue interest at the Applicable Margin in effect on and after the Repricing Effective Date (it being understood that the foregoing proviso shall not prejudice the rights of Tranche B Euro Term Lenders that do not execute and deliver Amendment No. 2 on or prior to the Amendment No. 2 Effective Date or Additional Tranche B1 Euro Term Lenders to seek compensation pursuant to Section 2.16)."

            (c) Section 2.01(b) is further amended by deleting the figure "U.S.$200 million" in clause (iii) thereof and inserting "U.S.$220 million" in replacement therefor.

            (d) Section 2.02(c) is amended by deleting "three (3)" in the final proviso thereof and inserting "six (6)" in replacement therefor.

            (e) Section 2.05(b) is amended by deleting the figure "U.S.$200 million" in clause (iii)(A) thereof and inserting "U.S.$220 million" in replacement therefor.

            (f) Section 2.05(c) is amended by (i) inserting "(i)" immediately after the words "Expiration Date." at the beginning of paragraph (c) thereof and
(ii) inserting the following new clause (ii) at the end of paragraph (c) thereof:

                  "(ii) Notwithstanding the foregoing, any Borrower may request the issuance of a Letter of Credit that expires at or prior to the close of business on the date that is five (5) Business Days prior to the Revolving Facility Maturity Date; provided that the Revolving L/C Exposure in respect of Letters of Credit issued pursuant to this Section 2.05(c)(ii) shall not exceed U.S.$25 million at any one time outstanding."

            (g) Section 6.01 is amended by deleting the figure "U.S.$40 million" in paragraph (p) thereof and inserting the figure "U.S.$60 million" in replacement therefor.

            (h) Section 6.01 is further amended by (i) deleting the word "and" at the end of paragraph (t) thereof, (ii) deleting the period at the end of paragraph (u) thereof and inserting a semicolon in replacement therefor, (iii) deleting the period at the end of paragraph (v) thereof and inserting "; and" in replacement therefor and (iv) inserting the following new paragraph (x):

                  "(x) other unsecured Indebtedness of the Domestic Borrower and its subsidiaries in an aggregate amount not to exceed U.S.$100 million, if the Leverage Ratio is less than 3.50 to 1.00. For purposes of determining whether Indebtedness is permitted to be incurred, created, assumed or exist pursuant to this paragraph (x), the Leverage Ratio shall be measured at the time of the incurrence, creation or assumption of such Indebtedness, after giving effect to the incurrence thereof and the application of the proceeds of such Indebtedness, calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to
      Section 5.04."

            (i) Section 6.04 is amended by (i) deleting the period at the end of paragraph (s) thereof and inserting "; and" in replacement therefor and (ii) inserting the following new paragraph (t) at the end thereof:

                  "(t) the Investment more fully described on Schedule 6.04(t), in an aggregate amount, which shall be deemed to include the principal amount of Indebtedness that is assumed pursuant to Section 6.01 in connection with such Investment, not to exceed U.S.$65 million."

      (j) Section 6.05 is amended by deleting clause (i) of the last sentence thereof in its entirety and inserting following new clause (i) in replacement therefor:

                  "(i)(A) prior to the Holdings Covenant Release Date, Holdings shall at all times own, directly or indirectly, at least 85% of the Equity Interests of each Borrower and (B) upon and after the Holdings Covenant Release Date, the Domestic Borrower shall at all times own, directly or indirectly, at least 85% of the Equity Interests of each other Borrower, in each case, free and clear of any and Liens other than the Liens created by the Security Documents,"

            (k) Section 6.06 is amended by deleting the figure "U.S.$4.0 million" in paragraph (c) thereof and inserting the figure "U.S.$15.0 million" in replacement therefor.

            (l) Section 6.06 is further amended by (i) deleting the word "and" at the end of paragraph (i) thereof, (ii) deleting the period at the end of paragraph (j) thereof and inserting

"; and" in replacement therefor and (iii) adding the following new paragraph (k) at the end thereof:

                  "(k) the Domestic Borrower may declare and pay dividends in an amount equal to the net cash proceeds of any initial public offering of the Equity Interests of the Domestic Borrower less the aggregate amount of such net cash proceeds applied to redeem the Senior Subordinated Notes pursuant to, and as permitted by, Section 6.09(b)."

            (m) Section 6.09(b)(i) is amended in its entirety to read as follows:

                  "(i) Make, or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on the Senior Subordinated Notes or any Permitted Subordinated Debt Securities, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Senior Subordinated Notes or any Permitted Subordinated Debt Securities (except for Refinancings permitted by Section 6.01(l)), except for (A) payments of regularly scheduled interest, (B) with respect to Permitted Subordinated Debt Securities, payments made solely with the proceeds from the issuance of Equity Interests and (C) with respect to the Senior Subordinated Notes, (x) payments made solely with the net cash proceeds of an initial public offering of the Equity Interests of the Domestic Borrower for the purpose of redeeming Senior Subordinated Notes in accordance with the Senior Subordinated Notes Indenture, in an aggregate amount not to exceed U.S.$100 million and (y) so long as no Default or Event of Default has occurred and is continuing or would result therefrom on and after the Repricing Effective Date, additional purchases and redemptions of Senior Subordinated Notes (I) in an amount not to exceed U.S.$50 million plus (II) an amount equal to U.S.$100 million less the aggregate amount of any purchases and redemptions made pursuant to clause (x) above; provided that, after giving effect to any such additional redemptions pursuant to this clause (y), the Leverage Ratio shall be less than 3.00 to 1.00 (in the case of purchases and redemptions made as permitted under clause (y)(I)), or 3.50 to 1.00 (in the case of purchases and redemptions made as permitted under clause (y)(II)), as applicable, in each case calculated on a pro forma basis as of the last day of the most recently ended fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.04; or"

            (n) Section 6.10(a) is amended by deleting the chart set forth therein and replacing it in its entirety with the following:

Year                             Amount
----                             ------
2005                             $30,000,000
2006                             $30,000,000
2007                             $30,000,000
2008                             $30,000,000

            (o) Section 7.03 is amended by deleting the words ", and, in each case, to contribute any such cash to the capital of the Domestic Borrower" immediately before the parenthetical "(collectively, the `Cure Right')".

            (p) Article VII is further amended by inserting the following new
Section 7.04 at the end thereof:

                  "SECTION 7.04. Holdings Covenant Release. Upon the occurrence of the Holdings Covenant Release Date:

                  (a) all of the obligations of Holdings under each of the Loan Documents shall automatically terminate and, thereafter, any failure on the part of Holdings to comply with those obligations will not constitute a Default or Event of Default;

                  (b) except as specifically amended elsewhere in Amendment No. 2 and Consent to the Credit Agreement or as set forth in clause (c) or (d) of this Section 7.04, each reference in Article I to "Holdings", "Holdings and the Subsidiaries", "Holdings or any Subsidiary" or "Subsidiary of Holdings" shall be deemed to be a reference to "the Domestic Borrower", "the Domestic Borrower and the Subsidiaries", "the Domestic Borrower or any Subsidiary" or "Subsidiary of the Domestic Borrower", as applicable;

                  (c) each reference to "Holdings" in the definition of "Capital Expenditures", "Holdings", and "Holdings LLC Agreement" shall remain unchanged;

                  (d) each reference to "Holdings" in the definition of "Acquisition Agreement Payment", "Collateral and Guarantee Requirement" (other than the second reference thereto in clause (f) thereof, which shall be amended to be a reference to the "Domestic Borrower"), "Domestic Collateral Agreement", "ERISA Affiliate", "ERISA Event", "Excess Cash Flow", "Interest Expense", "Management Group", "Multiemployer Plan", the last sentence of "Net Proceeds", "Permitted Holder", "Plan", "Projections" and in Section 1.03 shall be deleted (with any conforming changes being deemed made as appropriate);

                  (e) (i) the obligation of Holdings to make representations and warranties under Article III and the Collateral Agreements shall automatically terminate, (ii) each reference to "Holdings" in Article III (other than each such reference in Sections 3.05(b), 3.07(g), 3.07(h), 3.14(b), 3.15(iv), 3.15(v), 3.15(vi), 3.15(vii), 3.18 and the last sentence of Section 3.15) shall be deleted (with any conforming changes being deemed made as appropriate) and (iii) each reference to "Holdings" in Sections 3.07(g), 3.07(h), 3.14(b), 3.15(iv), 3.15(v), 3.15(vi),
      3.15(vii), 3.18 and the last sentence of Section 3.15 shall be amended to be a reference to "the Domestic Borrower" (with any conforming changes being deemed made as appropriate);

                  (f) (i) each reference to "Holdings" or "Holding" in Article V (other than each such reference in Sections 5.01, 5.04(f), 5.10(c), 5.10(f), 5.11 and 5.14) shall be deleted (with any conforming changes being deemed made as appropriate) and (ii) each reference to "Holdings" in Sections 5.01, 5.04(f), 5.10(c), 5.10(f), 5.11 and 5.14 shall be amended to be a reference to "the Domestic Borrower" (with any conforming changes being deemed made as appropriate);

                  (g) (i) each reference to "Holdings" or "Holding" in Article VI (other than each such reference in the last sentence of Section 6.01, the second reference to "Holdings" in Section 6.05(k), Section 6.06(h),
      Section 6.07(b)(ix) and Section 6.09(a)) shall be amended to be a reference to "the Domestic Borrower" (with any conforming changes being deemed made as appropriate), (ii) the last sentence of Section 6.01 is deleted in its entirety, (iii) clause (b) of Section 6.08 is deleted in its entirety and (iv) each reference to "Holdings" in Sections 6.06(h), 6.07(b)(ix) and 6.09(a), as well as the second reference to "Holdings" in
      Section 6.05(k) shall be deleted (with any conforming changes being deemed made as appropriate);

                  (h) (i) each reference to "Holdings" in Article VII (other than the third reference to "Holdings" in Section 7.01(m) and Section 7.03) shall be deleted (with any conforming changes being deemed made as appropriate) and (ii) each reference to "Holdings" in Section 7.03 and the third reference to "Holdings" in Section 7.01(m) shall be amended to be a reference to "the Domestic Borrower" (with any conforming changes being deemed made as appropriate); and

                  (i) (i) each reference to "Holdings" in Sections 9.08 and 9.15 shall be deleted (with any conforming changes being deemed made as appropriate), (ii) each reference to "Holdings" in Section 9.18 (other than the third reference to "Holdings" therein) shall be deleted (with any conforming changes being deemed made as appropriate) and (iii) the third reference to "Holdings" in Section 9.18 shall be amended to be a reference to "the Domestic Borrower".

            (q) Upon the Repricing Effective Date, the Tranche B1 Euro Term Loans shall have the same terms, rights, and obligations as the Tranche B Euro Term Loans as set forth in the Loan Documents, except as modified by this Amendment, and all references to "Tranche B Euro Facility", "Tranche B Euro Installment Date", "Tranche B Euro Maturity Date", "Tranche B Euro Term Borrowing", Tranche B Euro Term Lender", "Tranche B Euro Term Loan Commitment" and "Tranche B Euro Term Loans" in the Loan Documents (other than those references in the amendments to the Credit Agreement made hereby) shall be deemed to be references to "Tranche B1 Euro Facility", "Tranche B1 Euro Installment Date", "Tranche B1 Euro Maturity Date", "Tranche B1 Euro Term Borrowing", Tranche B1 Euro Term Lender", "Tranche B1 Euro Term Loan Commitment", respectively.

            SECTION 2. Amendments to the Domestic Guarantee and Collateral Agreement. The Domestic Guarantee and Collateral Agreement is, effective as of the date on which the conditions precedent set forth in Section 4 have been satisfied, hereby amended as follows:

            (a) The definition of "Guarantors" is amended in full to read as follows:

                  " `Guarantors' shall mean (a) prior to the Holdings Covenant
            Release Date, Holdings, the Domestic Borrower and each Domestic Subsidiary Loan Party and (b) upon and after the Holdings Covenant Release Date, the Domestic Borrower and each Domestic Subsidiary Loan Party."

            (b) The Domestic Guarantee and Collateral Agreement is further amended by (i) deleting the second reference to Holdings in Section 3.01 and
(ii) by replacing each reference to "Holdings" in Sections 3.03(b), 4.01(a) and 7.14(b) and the first reference to "Holdings" in Section 3.01 with a reference to "the Domestic Borrower" (in each case, with any conforming changes being deemed made as appropriate).

            SECTION 3. Consent. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4(a), each Lender party hereto hereby consents to the automatic release of Holdings from its obligations under the Domestic Guarantee and Collateral Agreement upon the occurrence of the Holdings Covenant Release Date. Upon the occurrence of the Holdings Covenant Release Date, all security interests and other liens granted by Holdings in favor of the Secured Parties in the Collateral of Holdings (including, without limitation, the pledge of the shares of the Domestic Borrower) shall be released, and the Collateral Agent shall execute and deliver to Holdings, at Holdings' expense, all documents that Holdings shall reasonably request to evidence such release and shall assist Holdings in making any filing in connection therewith.

            SECTION 4. Conditions of Effectiveness. (a) The amendments set forth in Sections 1(a)(ii) and (iv), 1(i), 1(l), 1(j), 1(m), 1(p) and 2(a) of this Amendment, the amendment in Section 1(a)(xv) of this Amendment inserting the definitions of "Holdings Covenant Release Date" and "Repricing Effective Date" and the consent set forth in Section 3 of this Amendment shall become effective as of the date when, and only when, (the "Amendment No. 2 Effective Date") the Administrative Agent shall have received counterparts of this Amendment executed by Holdings, each of the Borrowers and each of the Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the Administrative Agent shall have additionally received certified copies of all documents evidencing any necessary corporate action and governmental approvals, if any, with respect to this Amendment, the consent attached hereto (the "Consent") and the matters contemplated hereby and thereby.

            (b) Each other amendment set forth in Sections 1 and 2 of this Amendment shall become effective as of the date when, and only when, (the "Repricing Effective Date") each of the following conditions precedent have been satisfied:

                  (i) Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date shall have occurred.

                  (ii) Consummation of IPO. The initial public offering of Equity Interests of the Domestic Borrower shall have been consummated.

                  (iii) Borrowing Request. The French Borrower shall have provided the Administrative Agent with a Borrowing Request in accordance with the requirements of Section 2.03 of the Credit Agreement prior to the Repricing Effective Date (except that the three Business Day notice requirement is hereby waived) with respect to the borrowing of the Tranche B1 Euro Term Loans on the Repricing Effective Date.

                  (iv) Evidence of Indebtedness. Each Tranche B1 Euro Term Lender shall have received, if requested, one or more promissory notes payable to the order of such Lender duly executed by the French Borrower in substantially the form of Exhibit L-2 to the Credit Agreement, as modified by this Amendment, evidencing such Lender's Tranche B1 Euro Term Loan.

                  (v) Interest, etc. Simultaneously with the making of the Tranche B1 Euro Term Loans, the French Borrower shall have paid to all the Tranche B Euro Term Lenders all accrued and unpaid interest on the Tranche B Euro Term Loans to the Repricing Effective Date plus any loss or expense pursuant to Section 2.16 of the Credit Agreement.

            SECTION 5. Representations and Warranties of Holdings and the Borrowers. Each of Holdings and the Borrowers represents and warrants as follows:

            (a) The execution, delivery and performance by Holdings and each of the Borrowers of this Amendment and the performance by each of the Borrowers of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

            (b) This Amendment has been duly executed and delivered by Holdings and each of the Borrowers. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrowers, enforceable against each of the Borrowers in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

            SECTION 6. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described thereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                [Remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          D-R INTERHOLDING, LLC,
                                              as Holdings and as a Guarantor and
                                              Pledgor (in each capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          DRESSER-RAND GROUP INC., as the
                                              Domestic Borrower and as a
                                              Guarantor and Pledgor (in each
                                              capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          D-R HOLDINGS (UK) LTD, as an Initial
                                              Foreign Borrower

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          D-R HOLDINGS (France) S.A.S., as an
                                              Initial Foreign Borrower

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          DRESSER-RAND LLC,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          DRESSER-RAND COMPANY,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          DRESSER-RAND GLOBAL SERVICES, L.L.C.,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          DRESSER-RAND POWER LLC,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                     CONSENT

                                                       Dated as of July __, 2005

            Reference is made to (a) Amendment No. 2 and Consent to the Credit Agreement and Amendment No. 1 to the Domestic Guarantee and Collateral Agreement, each dated as of July __, 2005 (collectively, the "Amendment"), (b) the Credit Agreement dated as of October 29, 2004 (as amended by Amendment No. 1 and Consent to the Credit Agreement, dated as of January 4, 2005 and as modified by the Consent and Waiver Under the Credit Agreement dated as of May 13, 2005, the "Credit Agreement") among D-R Interholding, LLC, as Holdings, Dresser-Rand Group Inc., as Domestic Borrower, D-R Holdings (UK) Limited, as UK Borrower, D-R Holdings (France) S.A.S., as French Borrower, the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent and certain other agents and arrangers party thereto and (c) the other Loan Documents referred to thereof. Capitalized terms not otherwise defined in this Consent have the same meanings as specified in the Credit Agreement.

            The undersigned, as parties to one or more of the Loan Documents, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed as of the Amendment No. 2 Effective Date and the Repricing Effective Date (each as defined in the Amendment), except that, on and after the Amendment No. 2 Effective Date and the Repricing Effective Date (each as defined in the Amendment), as applicable, each reference to "the Credit Agreement", "thereunder", "thereof", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment.

            This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                [Remainder of this page intentionally left blank]

                                          DRESSER-RAND LLC,
                                             as a Guarantor and Domestic
                                             Subsidiary Loan Party (in each
                                             capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          DRESSER-RAND COMPANY,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          DRESSER-RAND POWER LLC,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          DRESSER-RAND GLOBAL SERVICES, L.L.C.,
                                              as a Guarantor and Domestic
                                              Subsidiary Loan Party (in each
                                              capacity)

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title: